January 8, 2010

Dreyfus Stock Funds -Dreyfus International Equity Fund

Supplement to Prospectus dated February 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the fund’s Prospectus entitled “Management-Investment adviser and administrator”:

     Sean P. Fitzgibbon, CFA, and Mark A. Bogar, CFA, serve as the fund’s co-primary portfolio managers, positions they have held since January 2010. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company Asset Management, LLC (TBCAM), a Dreyfus affiliate, where he has been employed (or with an affiliate) since 1991. Mr. Bogar is a director, portfolio manager, research analyst and member of the global core equity team at TBCAM, where he has been employed since August 2007. Prior to that, Mr. Bogar was at Putnam Investments in various capacities from 1998 to 2007.

January 8, 2010

Dreyfus Stock Funds -Dreyfus International Equity Fund

Supplement to Statement of Additional Information (the “SAI”) dated February 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements-Portfolio Management”:

     Sean P. Fitzgibbon, CFA, and Mark A. Bogar, CFA, serve as the Fund’s co-primary portfolio managers. Justin R. Sumner, CFA, is an additional portfolio manager of the Fund.